ASSIGNMENT AGREEMENT
转让协议

This Assignment Agreement, dated as of Dec. 31, 2013 ("Assignment Agreement") is by and among Beijing Zhumu Communication Co., Ltd. ("Assignor"), Tianjin Huatianli trading Co., Ltd. ("Assignee") and Zoom Technologies, Inc. ("Zoom").

该转让协议于2013年12月31日(日期)，由北京注目文化传播有限公司（"转让方"），天津华天利贸易有限公司（"受让方"），以及 Zoom Technologies Inc.（"Zoom"）三方之间签订。

Assignor agreed to purchase four of Zoom's subsidiaries and has entered into Share Purchase Agreement and other relevant documents (the "Contracts") with Zoom.

转让方曾同意购买 Zoom 公司下属四家子公司，并就此与 Zoom 达成了股权买卖协议及其他相关文件（统称"股权买卖协议"）。

In consideration of the mutual promises contained herein, the parties hereto agree as follows:

鉴于相互的承诺，协议三方特约定如下：

1. Assignment
   转让

The underlying assignment is only a partial assignment. Assignor hereby assigns and delegates to Assignee all of its rights, duties and obligations which were defined in the Contracts regarding the purchase right of Tianjing Tongguang Group Digital Communication Co. Ltd., and Assignee hereby accepts such assignment and delegation and to assume such rights, duties and obligations, in accordance with the terms hereof.

本协议所述转让只是对股权买卖协议的部分转让。转让方在此将其规定于股权买卖协议中有关"天津通广集团数字通信有限公司"股权转让的全部权利、责任、义务转让于受让方；受让方在此根据本协议约定的条款接受该转让，并继受相关权利、责任和义务。

Assignor shall obtain the consent of Zoom to such assignment, delegation and assumption and Zoom shall grant such consent by execution of this Agreement.

转让方需获得 Zoom 对于该转让与继受的书面确认，Zoom 通过签署本协议授权许可该转让行为。

2. Consideration
   对价

In consideration for the assignment, the assignee shall pay to the assignor the total purchase price of $100 USD within 7 days upon execution of the Agreement. The consideration shall be held in an escrow account which is mutually designated by both the assignor and assignee.

作为该合同转让的对价，受让方应在合同签订日起 7 天以内支付给转让方总金额 $100 美金。该款项应存放于转让方与受让方共同指定的托管账户内。

3. Representations and Warranties
陈述和保证

Each of Zoom, the Assignor and the Assignee hereby represents and warrants to the other parties hereto that the execution, delivery and performance hereof by it are within its corporate powers, and have been duly authorized by all necessary corporate or other action and that this Assignment Agreement constitutes its legal, valid and binding obligation.

Zoom、转让方和受让方三方特此陈述和保证：协议三方经公司合法授权，均有权签署并履行该协议，该转让协议是合法的并具有强制效力的。

Assignor's Representations and Warranties. Assignor hereby represents and warrants that it has the legal right and authority to assign the above determined purchase right under the Contracts with no limits or restrictions. Assignor warrants that the Contracts were legally executed between assignor and Zoom, and without any debts, including implicit liabilities, or encumbrance attached hereto.

转让方陈述与保证：转让方特此保证其有合法的权利及授权对上述股权购买协议中约定的购买权利进行转让，并无任何限制和附加条件。转让方保证上述协议是其与 Zoom 之间合法签署并执行的有效协议，无任何债务（包括隐形负债）或抵押。

4. Time of Essence
协议履行时间

Time is of essence under this Agreement. All parties shall perform its duties and obligations accordingly under the Contracts on or before March 15, 2014. Any delay caused by any parties without a reasonable justification shall be deemed as a material breach of this Agreement.

本协议约定时间是关键因素。协议各方需要在 2014 年 3 月 15 日或者该日期之前履行各方相应在股权买卖协议中规定的责任和义务。如任何一方无故未能在该日期前履行完毕，则视其为重大违约。

5. Governing Law
使用法律

Any disputes arise under this Assignment Agreement shall be governed by and construed in accordance with the laws of RPC.

任何由本协议产生的争议应由中华人民共和国法律进行解释和管辖。

6. Entire Contract
协议的整体性

This Agreement and its attachments, if any, incorporated herein, constitute the entire understanding among the parties with respect to the subject matter hereof, supercedes any and all prior understandings and agreements, either oral or written. Any amendments of this Agreement shall be made in writing signed by all parties.

该协议以及其附件（如有）构成协议三方对该合同事项的整体意愿，并取代之前所有的书面及口头协商。任何对本协议的修订及更改需要以书面的形式进行。

In witness whereof, the parties hereto have executed this Assignment Agreement on the dates indicated below.

特此见证，三方当事人以于下属日期签署执行本协议。

北京注目文化传播有限公司
(Assignor) 转让方

By: ______________________
签字
Name: ______________________
姓名
Title: ______________________
职位

天津华天利贸易有限公司
(Assignee)受让方

By: ______________________
签字
Name: 单长勇
姓名
Title: 董事长
职位

Zoom Technologies, Inc.

By: ______________________
签字
Name: ______________________
姓名
Title: ______________________
职位